MILESTONE TREASURY OBLIGATIONS FUND

Institutional Class Shares: MTIXX

Summary Prospectus April 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both April 1, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com  or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective:

The Treasury Obligations Fund is a money market fund that seeks to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.16%
Shareholder Servicing Fees	0.10%
Remaining Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver and Expense Reimbursements*	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.20%
*	The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until December 31, 2017, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.20% of the Fund’s average daily net assets for Institutional Class Shares of the Fund. Additionally, the Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until December 31, 2017 to ensure that the daily yield will be at least zero for Institutional Class Shares of the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Institutional Class Shares
1	$20
3	$78
5	$140
10	$325

Principal Investment Strategies:

As a fundamental policy, which cannot be changed without shareholder approval, the Fund invests only in:

•	U.S. Treasury obligations maturing in 397 days or less.
•	Repurchase agreements fully collateralized by U.S. Treasury obligations.

The Fund may invest in U.S. Treasury obligations or repurchase agreements without limit. Although the Fund intends to be fully invested in these instruments, it may hold a de minimis amount of cash for a short period prior to investment or payment of the proceeds of redemption.

The Fund will maintain an average maturity computed on a dollar-weighted basis of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Investment Risks:

Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency. Thus, while the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will do so. It is possible to lose money by investing in the Fund. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from a decline in the value of those securities, reduced levels of income, and expenses of enforcing its rights.

Performance:

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class shares of the Fund from year to year and by showing how the Fund's average annual returns for one, five and ten years compare with those of a broad measure of market performance. Performance for the period prior to January 20, 2012 is that of the Treasury Obligations Portfolio, a series of The Milestone Funds, the predecessor of the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information for AdvisorOne Funds is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Annual Returns for Years Ended December 31,

Best Quarter	December 31, 2006	1.29%
Worst Quarter	September 30, 2013	0.00%

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Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	5 years	10 Years
Institutional Class Shares	0.01%	0.01%	1.14%
Lipper U.S. Treasury Money Market Funds Index	0.0068%	0.0061%	0.9815%

The Institutional Class Shares' seven-day current yield on December 31, 2015 was 0.13%.

Returns would have been lower if the Fund’s adviser had not waived and/or reimbursed certain expenses of the Fund during the period shown.

Investment Adviser: CLS Investments, LLC (“CLS”).

Portfolio Managers: CLS utilizes a team approach for management of the Fund. Marc Pfeffer, Senior Portfolio Manager of CLS, Rusty Vanneman, CFA, Chief Investment Officer of CLS, and Josh Jenkins, CFA, Portfolio Manager of CLS, each serve as portfolio managers for the Fund. Mr. Pfeffer has been a portfolio manager of the Fund since its inception in January 2012. Mr. Vanneman has served as a portfolio manager of the Fund since May 2014. Mr. Jenkins has served as a portfolio manager of the Fund since April 2016.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described in the section titled "How Shares Are Priced" of the Fund's Prospectus.

Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary.

The minimum initial investment for Institutional Class Shares is $10,000,000; provided, that shareholders of funds that are a series of AdvisorOne Funds are not subject to any minimum initial investment when they sell such shares to exchange the proceeds for Institutional Class Shares. There is no minimum subsequent investment.

Tax Information: Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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